UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2005

PRIME GROUP REALTY TRUST

(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	1-13589 (Commission File Number)	36-4173047 (I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois (Address of principal executive offices)	60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 1, 2005, in connection with the completion of the Acquisition (as defined in Item 5.01 below), Prime Group Realty Trust (the “Company”) and Prime Group Realty, L.P., the Company’s operating partnership (the “Operating Partnership”), adopted and assumed two employment agreements, each dated as of May 31, 2005, between Prime Office Company, LLC, a Delaware limited liability company (“Parent”), and Jeffrey A. Patterson, our President and Chief Executive Officer, and between Parent and James F. Hoffman, our Executive Vice President, General Counsel and Secretary. The terms and conditions of the two employment agreements were previously disclosed in a Form 8-K filed by the Company on June 7, 2005, and such description of the terms and conditions of the employment agreements in such Form 8-K are incorporated herein by reference.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On June 27, 2005, in contemplation of the Acquisition, the Company notified the New York Stock Exchange (“NYSE”) that it would not appeal (i) the suspension of trading of the Company’s common shares on the NYSE on the trading day following the completion of the Acquisition and (ii) the delisting of the Company’s common shares from the NYSE effective on the trading day following the Acquisition.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

On July 1, 2005, the Company and The Lightstone Group, LLC (“Lightstone”) completed the sale of the Company to an affiliate of Lightstone (the “Acquisition”).

The Acquisition was pursuant to the previously announced agreement and plan of merger, dated as of February 17, 2005 (the “Merger Agreement”), by and among Parent, Prime Office Merger Sub, LLC, a Maryland limited liability company (“Merger Sub”), Prime Office Merger Sub I, LLC, a Delaware limited liability company (“OP Merger Sub”), the Company and the Operating Partnership.

The Acquisition was effected by merging (i) Merger Sub with and into the Company and (ii) OP Merger Sub with and into the Operating Partnership. As a result of the mergers, the Company and all of its subsidiaries, including the Operating Partnership, are now subsidiaries of Parent. Further, as a result of the Acquisition, each common share of the Company and limited partner unit of the Operating Partnership was cancelled and converted into the right to receive cash in the amount of $7.25 per common share/limited partner unit, without interest. Letters of transmittal regarding the procedures to receive the merger consideration will promptly be sent to former common shareholders of the Company and holders of limited partner units of the Operating Partnership.

The Company’s series B preferred shares remain outstanding after the completion of the Acquisition. Concurrent with the completion of the Acquisition, all accrued but unpaid distributions on the Company’s series B preferred shares, plus distributions on the series B preferred shares for the third quarter of 2005, were paid to the holders of the series B preferred shares.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 1, 2005, in connection with the Acquisition, Mr. Jeffrey A. Patterson agreed to remain as a trustee of the Company. Messrs. Jacque Ducharme, Stephen Nardi, Christopher Nassetta, Douglas Crocker, Ray D’Ardenne and Daniel Lupiani have been succeeded as trustees of the Company by (i) Messrs. David Lichtenstein, the Chairman and Principal of Lightstone, Michael Schurer, the Chief Financial Officer of Lightstone, and Bruno de Vinck, a Senior Vice President of Lightstone, each named as non-independent trustees of the Company, and (ii) Messrs. George R. Whittemore, John M. Sabin, and Shawn R. Tominus, each named as the Company’s independent trustees and members of its audit committee. Mr. Richard FitzPatrick resigned from his position as Executive Vice President - Chief Financial Officer of the Company.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 1, 2005, following the completion of the Acquisition, the board of trustees of the Company approved, subject to the approval of the sole common shareholder of the Company, an amendment to the Company’s declaration of trust which eliminated the classification of the board of trustees, provided that trustees are permitted to resign by oral notice and provided that trustees may be removed with or without cause by the affirmative vote of holders of not less than two-thirds of the shares entitled to vote generally in the election of trustees. The amendment to the declaration of trust was approved by Parent, as the sole common shareholder of the Company, and became effective upon its filing with the Maryland State Department of Assessments and Taxation on July 1, 2005. Further, the board of trustees approved certain amendments to the amended and restated bylaws of the Company which, among other matters, provided that vacancies on the board of trustees shall be filled by the affirmative vote of a majority of all votes entitled to be cast at a meeting of shareholders and that the common shareholders, by affirmative vote of a majority of all votes entitled to be cast, shall have the exclusive power to amend or repeal any provision of the bylaws and to adopt new bylaws.

A copy of the joint press release announcing the completion of the Acquisition and certain other matters referred to herein is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. A copy of the amendment to the Company’s declaration of trust and the amendments to the Company’s bylaws are filed as Exhibits 3.1, 3.2, 3.3, respectively, to this Form 8-K and incorporated herein by reference.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit
No.	Description
3.1	First Amendment to Declaration of Trust of the Company dated July 1, 2005.
3.2	First Amendment to Amended and Restated Bylaws of the Company dated July 1, 2005.
3.3	Second Amendment to Amended and Restated Bylaws of the Company dated July 1, 2005
99.1	Text of Joint Press Release of Prime Group Realty Trust and The Lightstone Group, LLC dated July 1, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST
Dated: July 1, 2005	By:	/s/ Jeffrey A. Patterson
Jeffrey A. Patterson
President and Chief Executive Officer